UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  April 27, 2023

BITNILE METAVERSE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Pearl Parkway, Suite 200, San Antonio, Texas 78215

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNMV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 27, 2023 (the “Closing Date”), BitNile Metaverse, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with certain accredited investors (the “Investors”) providing for the issuance of (i) Senior Secured Convertible Notes (individually, a “Note” and collectively, the “Notes”) with an aggregate principal face amount of $6,875,000, which Notes are convertible into shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Conversion Shares”); and (ii) five-year warrants (the “Warrants”) to purchase an aggregate of 63,027,136 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Warrant Shares”).

Pursuant to the SPA, the Company and certain of its subsidiaries (the “Subsidiaries”) and Arena Investors, LP, as the collateral agent on behalf of the Investors (the “Agent”) entered into a security agreement (the “Security Agreement”), pursuant to which the Company (i) pledged the equity interests in the Subsidiaries and (ii) granted to the Investors a security interest in, among other items, all of the Company’s deposit accounts, securities accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds therefrom (the “Assets”), as set forth in the Security Agreement. In addition, pursuant to the Security Agreement, the Subsidiaries granted to the Investors a security interest in its Assets and, pursuant to a Subsidiary Guaranty (the “Subsidiary Guaranty”), jointly and severally agreed to guarantee and act as surety for the Company’s obligation to repay the Notes and other obligations under the other transaction documents.

The Notes are further secured by a guaranty (the “AAI Guaranty”) provided by Ault Alliance, Inc. (“AAI”), an affiliate of the Company, as well as by Milton C. Ault, the Executive Chairman of AAI, and his spouse.

Pursuant to the SPA, the Company and the Investors entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement to register the Conversion Shares and Warrant Shares within fifteen (15) days after the Company files its quarterly report on Form 10-Q for the fiscal quarter ending June 30, 2023 (the “Filing Deadline”) and to have such registration statement effective within ninety (90) days of the Filing Deadline.

The Company may not issue Conversion Shares and/or Warrant Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Closing Date, in accordance with the rules and regulations of The Nasdaq Stock Market (the “Exchange”) unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the SPA and if required by the Exchange, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

Pursuant to the SPA, the Company and certain of its shareholders also entered into (i) a voting agreement (the “Voting Agreement”), pursuant to which such shareholders agreed to vote their shares of Common Stock in favor of the Stockholder Approval and (ii) a lockup agreement (the “Lockup Agreement”), pursuant to which such shareholder agreed not to sell any shares of Common Stock until 30 days after the Notes are no longer outstanding.

Description of the Senior Secured Convertible Notes

The Notes have a principal face amount of $6,875,000 and bear no interest (unless an event of default occurs) as they were issued with an original issuance discount. The maturity date of the Notes is April 27, 2024. The Notes are convertible, subject to certain beneficial ownership limitations, into Conversion Shares at a price per share equal to the lower of (i) $0.1091 or (ii) the greater of (A) $0.0168 and (B) 85% of the lowest volume weighted average price of the Common Stock during the ten (10) trading days prior to the date of conversion (the “Conversion Price”). The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

The Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. The Company may prepay all or a portion of the Notes at premium of 15% to such amount as set forth in the Note. The purchase price for the Notes was $5.5 million.

Description of the Warrants

The Warrants entitle the Investors to purchase an aggregate of 63,027,136 Warrant Shares for a period of five years, subject to certain beneficial ownership limitations at an exercise price of $0.1091 (the “Exercise Price”). The Exercise Price of each Warrant is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Exercise Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Warrants may be exercised on a cashless basis at any time there is not an effective registration statement registering for resale the Warrant Shares.

The foregoing descriptions of the Notes, the Warrants, the SPA, the Security Agreement, the Registration Rights Agreement, the AAI Guaranty, the Subsidiary Guaranty, the Voting Agreement and the Lockup Agreement do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Notes, the Warrants, the Conversion Shares and the Warrant Shares described in this Current Report on Form 8-K were offered and sold to the Investors in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure

On April 28, 2023, the Company issued a press release announcing the sale of the Notes and Warrants. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

4.1	Form of Note.

4.2	Form of Warrant.

10.1	Form of Securities Purchase Agreement.

10.2	Form of Security Agreement.

10.3	Form of Registration Rights Agreement.

10.4	Form of AAI Guaranty.

10.5	Form of Subsidiary Guaranty.

10.6	Form of Voting Agreement.

10.7	Form of Lockup Agreement.

99.1	Press release issued by the Company on April 28, 2023.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE METAVERSE, INC.

Dated: April 28, 2023	/s/ Henry Nisser
Henry Nisser
President and General Counsel